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EXHIBIT 21.01
SUBSIDIARIES OF REGISTRANT

Name of Subsidiary	Country/State of Incorporation/Organization
Advance Mold & Manufacturing, Inc.	United States – Connecticut
Astron Group Limited	Hong Kong
Avail Medical Products, Inc.	United States – Delaware
Availmed, S.A. de C.V.	Mexico
BISSELL Asia Development Center (Shenzhen) Limited	China
Chatham International Holdings B.V.	Netherlands
Chengdu Flextronics Mechanical Manufacturing Co., Ltd.	China
Ciii Ltd.	Federal Territory of Labuan
Ciii USA, Inc.	United States – Delaware
Commercial Company in the form of a limited liability company factory “Flextronics LLC”	Ukraine
Dii International Holdings C.V.	Netherlands
Dongguan Flextronics Precision Metal Co., Ltd.	China
Elementum Holding Ltd	Cayman Islands
Elementum SCM (Cayman) Ltd	Cayman Islands
Elementum SCM, Inc.	United States – California
Express Cargo Forwarding Limited	United Kingdom
Farm Design, Inc.	United States – New Hampshire
Finchley Trading Limited	Hong Kong
Flex Asia Investment Limited	Mauritius
Flex Automotive GmbH	Germany
Flex Home Product Co Ltd	China
FLEX IDE8 HONG KONG LIMITED	Hong Kong
FLEX IDE8 MANUFACTURING (TIANJIN) CO., LTD.	China
Flex Intelligent Technology Solutions Limited	Ireland
Flex Luxembourg Holdings S.a r.l.	Luxembourg
Flex Precision Plastics Solutions (Switzerland) AG	Switzerland
Flex Solutions Poland sp. z o. o.	Poland
Flex Solutions Sweden AB	Sweden
Flextronics (Canada) Inc.	Canada
Flextronics (China) Electronics Technology Co., Ltd.	China
Flextronics (Israel) Ltd.	Israel
Flextronics (Malaysia) Sdn. Bhd.	Malaysia
Flextronics (Shanghai) Co., Ltd	China
Flextronics Aerospace & Defense Services Inc	United States – Colorado
Flextronics America, LLC	United States – Delaware
Flextronics AP, LLC	United States – Colorado
FLEXTRONICS AUSTRALIA PTY LTD	Australia
Flextronics Automotive (Suzhou) Co., Ltd.	China
Flextronics Automotive de Juarez, S.A. de C.V.	Mexico

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics Automotive Sales and Marketing, Ltd.	Mauritius
Flextronics Automotive USA (Texas), LLC	United States – Texas
Flextronics Automotive USA Design and Development Corporation	Philippines
Flextronics Automotive USA Manufacturing Co.	United States – Ohio
Flextronics Automotive USA, Inc.	United States – Michigan
Flextronics Beerse N.V.	Belgium
Flextronics Bermuda Ltd.	Bermuda
Flextronics Canada Design Services, Inc.	Canada
Flextronics Cayman (SLR) Limited	Cayman Islands
Flextronics Central Europe B.V.	Netherlands
Flextronics Chateaudun S.N.C.	France
Flextronics China (Mauritius) Electronics Technology Co., Ltd.	Mauritius
Flextronics China Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Computing (Suzhou) Co., Ltd	China
Flextronics Computing Mauritius Limited	Mauritius
Flextronics Computing Sales and Marketing (L) Ltd.	Federal Territory of Labuan
Flextronics Corporation	United States – Delaware
Flextronics Design Asia Pte. Ltd.	Singapore
Flextronics Design Korea Ltd.	Korea
Flextronics Design S.r.l.	Italy
Flextronics Design, s.r.o.	Czech Republic
Flextronics Electronics (Mauritius) Limited	Mauritius
Flextronics Electronics Technology (Shenzhen) Co., Ltd.	China
Flextronics Electronics Technology (Suzhou) Co., Ltd.	China
Flextronics Enclosure (Zhuhai) Co., Ltd	China
Flextronics Enclosure Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Enclosures (Hong Kong) Limited	Hong Kong
Flextronics Europe Holdings C.V.	Netherlands
Flextronics Europe Holdings LLC	United States – Delaware
Flextronics Europe Limited	United Kingdom
Flextronics Foundation	United States – California
Flextronics Funding LLC	United States – Delaware
Flextronics Global Enclosures (Shanghai) Co., Ltd.	China
Flextronics Global Enclosures (Singapore) Pte. Ltd.	Singapore
Flextronics Global Enclosures Shanghai (Mauritius) Co., Ltd	Mauritius
Flextronics Global Holdings II Ltd.	Cayman Islands
Flextronics Global Holdings L.P.	Cayman Islands
Flextronics Global Procurement Ltd.	Bermuda
Flextronics Global Services (Manchester) Limited	United Kingdom
Flextronics Global Services Canada Inc. Services Globaux Flextronics Canada Inc.	Canada
Flextronics Global Services Lojistik Hizmetleri Limited Şirketi	Turkey
Flextronics Guadalajara Group, S. de R.L. de C.V.	Mexico
Flextronics Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Holding do Brasil Ltda.	Brazil
Flextronics Holding Finland Oy	Finland

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics Holding France S.A.	France
Flextronics Holding GmbH	Germany
Flextronics Holding USA, Inc.	United States – Delaware
Flextronics Holdings Mexico Dos, S.A. de C.V.	Mexico
Flextronics Holdings Mexico, S.A. de C.V.	Mexico
Flextronics Holdings Spain, S.L.	Spain
Flextronics Ind. (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Industrial (Shenzhen) Co Ltd	China
Flextronics Industrial (Suzhou) Co., Ltd.	China
Flextronics Industrial (Zhuhai) Co., Ltd.	China
Flextronics Industrial Ltd.	Mauritius
Flextronics Industrial Shenzhen (Mauritius) Co Ltd.	Mauritius
Flextronics Industrial Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Industries Marketing (L) Ltd.	Federal Territory of Labuan
Flextronics Industries Singapore Ltd.	Singapore
Flextronics Information Technology (Shen Zhen) Co., Ltd	China
Flextronics Information Technology Shen Zhen (Mauritius) Co., Ltd.	Mauritius
Flextronics Instituto de Tecnologia – FIT	Brazil
Flextronics Integrated Services Mex, S. de R.L. de C.V.	Mexico
Flextronics International (Singapore Group) Pte. Ltd.	Singapore
Flextronics International Asia-Pacific Ltd	Mauritius
Flextronics International Componentes Ltda.	Brazil
Flextronics International Cork B.V.	Netherlands
Flextronics International Denmark A/S	Denmark
Flextronics International Europe B.V.	Netherlands
Flextronics International Gesellschaft m.b.H.	Austria
Flextronics International Holding LLC	United States – California
Flextronics International Holding LLC	United States – Delaware
Flextronics International Holdings Pte. Ltd.	Singapore
Flextronics International Ireland Limited	Ireland
Flextronics International Japan Co., Ltd	Japan
Flextronics International Lojıstık Hızmetler Tıcaret Lımıted Şırketı	Turkey
Flextronics International Management Services Ltd.	Mauritius
Flextronics International N.V.	Curacao
Flextronics International Ostersund AB	Sweden
Flextronics International Poland Sp. z o.o.	Poland
Flextronics International s.r.o.	Czech Republic
Flextronics International Sweden AB	Sweden
Flextronics International Taiwan Ltd.	Taiwan
Flextronics International Technology LLC	United States – Delaware
Flextronics International Tecnologia Ltda	Brazil
Flextronics International Termelő és Szolgáltató Vámszabadterületi Korlátolt Felelősségű Társaság	Hungary
Flextronics International USA, Inc.	United States – California
Flextronics Investment Holding (Singapore) Pte. Ltd.	Singapore

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics Italy S.p.A.	Italy
Flextronics Laval S.N.C.	France
Flextronics Lighting Solutions, Inc.	United States – Delaware
Flextronics Logistics (Hong Kong) Limited	Hong Kong
Flextronics Logistics (Zhuhai) Co., Ltd.	China
Flextronics Logistics B.V.	Netherlands
Flextronics Logistics Poland Sp. z o.o.	Poland
Flextronics Logistics USA, Inc.	United States – California
Flextronics Logistics Zhuhai (Mauritius) Co., Limited	Mauritius
Flextronics Manufacturing (H.K.) Limited	Hong Kong
Flextronics Manufacturing (Singapore) Pte. Ltd.	Singapore
Flextronics Manufacturing (Tianjin) Co., Ltd.	China
Flextronics Manufacturing (Zhuhai) Co., Ltd.	China
Flextronics Manufacturing Aguascalientes, S.A. de C.V.	Mexico
Flextronics Manufacturing Europe B.V.	Netherlands
Flextronics Manufacturing Juarez, S. de R.L. de C.V.	Mexico
Flextronics Manufacturing Mex, S.A. de C.V.	Mexico
Flextronics Manufacturing S.r.l.	Italy
Flextronics Manufacturing Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Manufacturing Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Marketing (L) Ltd.	Federal Territory of Labuan
Flextronics Mauritius Holdings Limited	Mauritius
Flextronics Mauritius Limited	Mauritius
Flextronics Mechanicals Marketing (L) Ltd.	Federal Territory of Labuan
Flextronics Mechanicals Singapore Pte. Ltd.	Singapore
Flextronics Medical Sales and Marketing, Ltd	Mauritius
Flextronics Mexico Holdings II LLC	United States – Delaware
FLEXTRONICS NEW ZEALAND PTY LIMITED	New Zealand
Flextronics ODM Luxembourg S.A.	Luxembourg
Flextronics Ostersund AB	Sweden
Flextronics Photonics PPT, Inc.	United States – Oregon
Flextronics Plastic (Asia Pacific) Limited	Hong Kong
Flextronics Plastic Technology (ShenZhen) Ltd.	China
Flextronics Plastic Technology ShenZhen (Mauritius) Ltd.	Mauritius
Flextronics Plastics (M) Sdn. Bhd.	Malaysia
Flextronics Plastics (Shenzhen) Co., Ltd	China
Flextronics Plastics (Singapore) Pte. Ltd.	Singapore
Flextronics Plastics Gushu (Mauritius) Co., Ltd	Mauritius
Flextronics Plastics Services, LLC	United States – Delaware
Flextronics Plastics Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Plastics, S.A. de C.V.	Mexico
Flextronics Power Systems (Dongguan) Co., Ltd.	China
Flextronics Precision Metal (Hong Kong) Limited	Hong Kong
Flextronics Precision Plastics, Inc.	United States – Delaware
Flextronics Puerto Rico Limited	Cayman Islands

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics R&D (Shenzhen) Co., Ltd	China
Flextronics R&D Shenzhen (Mauritius) Co., Ltd	Mauritius
Flextronics Romania S.R.L.	Romania
Flextronics S.R.L.	Italy
Flextronics Sales & Marketing (A-P) Ltd.	Mauritius
Flextronics Sales & Marketing North Asia (L) Ltd.	Federal Territory of Labuan
Flextronics Sales and Marketing Consumer Digital Ltd.	Mauritius
Flextronics Sárvár Logistics Korlátolt Felelősségű Társaság	Hungary
Flextronics Scotland Limited	United Kingdom
Flextronics Shah Alam Sdn. Bhd.	Malaysia
Flextronics Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Shanghai Electronic Equipment Repair Service (Mauritius) Co., Ltd.	Mauritius
Flextronics SMI (China) Ltd	Mauritius
Flextronics Systems (Penang) Sdn. Bhd.	Malaysia
Flextronics Technologies (India) Private Limited	India
Flextronics Technologies Luxembourg LLC	United States – Nevada
Flextronics Technologies Luxembourg S.a r.l.	Luxembourg
Flextronics Technologies Mexico, S. de R.L. de C.V.	Mexico
Flextronics Technologies San Luis, S.A. de C.V.	Mexico
Flextronics Technology (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Technology (Nanjing) Co., Ltd	China
Flextronics Technology (Penang) Sdn. Bhd.	Malaysia
Flextronics Technology (Shah Alam) Sdn. Bhd.	Malaysia
Flextronics Technology (Shanghai) Co., Ltd.	China
Flextronics Technology (ShenZhen) Co., Ltd	China
Flextronics Technology (Singapore) Pte. Ltd.	Singapore
Flextronics Technology (Zhuhai) Co. Ltd.	China
Flextronics Technology Nanjing (Mauritius) Co., Ltd	Mauritius
Flextronics Technology Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Technology ShenZhen (Mauritius) Co., Ltd	Mauritius
Flextronics Technology Wujiang (Mauritius) Ltd	Mauritius
Flextronics Technology Zhuhai (Mauritius) Co., Ltd	Mauritius
Flextronics Tecnologia Do Brasil Ltd.	Cayman Islands
Flextronics Telecom Systems Ltd	Mauritius
Flextronics UK Limited	United Kingdom
Flextronics Vagyonkezelő és Befektetési Korlátolt Felelősségű Társaság	Hungary
Flextronics Verwaltungs GmbH	Germany
FTIP Manufacturing Solutions Private Limited	India
Glouple Ventures 2000-II, LLC	United States – Delaware
I E C Holdings Limited	Ireland
IDE8 Cayman	Cayman Islands
IDE8 Mauritius Limited	Mauritius
IDE8 Technology (Shanghai) Co., Ltd.	China
Irish Express Cargo Limited	Ireland
Irish Express Logistics Limited	Ireland

Name of Subsidiary	Country/State of Incorporation/Organization
Irumold Group, S.L.U.	Spain
Irumold Servicios, S.L.U.	Spain
Irumold, S.L.U.	Spain
Lab IX	Cayman Islands
Masa da Amazônia Ltda.	Brazil
MCi (Mirror Controls International) Asia B.V.	Netherlands
MCi (Mirror Controls International) B.V.	Netherlands
MCi (Mirror Controls International) Inc.	United States – Delaware
MCi (Mirror Controls International) Ireland Limited	Ireland
MCi (Mirror Controls International) Ireland Operations Limited	Ireland
MCi (Mirror Controls International) Netherlands B.V.	Netherlands
MCi (Mirror Controls International) S. de R.L. de C.V.	Mexico
MCi (Mirror Controls International) Yuhan Hoesa	Republic of Korea
MCi Ireland Pension Plan Trustee Limited	Ireland
MCi Mirror Controls (Suzhou) Co., Ltd.	China
MICOH B.V.	Netherlands
Multek (FTZ) Limited	China
Multek China Limited	China
Multek Display Cayman Ltd.	Cayman Islands
Multek Electronics Limited	China
Multek Flexible Circuits, Inc.	United States – Delaware
Multek Hong Kong Limited	Hong Kong
Multek Industries Limited	China
Multek Technologies Limited	Mauritius
Multek Technology (Zhuhai) Co Limited	China
Multek Zhuhai Limited	China
Multilayer Technology Geschäftsführungs GmbH	Germany
Multilayer Technology GmbH & Co. KG	Germany
Nanjing Flextronics Panda Mobile Terminals Co., Ltd	China
NEXTracker Australia Pty. Ltd.	Australia
NEXTracker Chile SpA	Chile
NEXTracker Inc.	United States – Delaware
NEXTRACKER MÉXICO, S. DE R.L. DE C.V.	Mexico
Pacific Device, Inc.	United States – Delaware
Parque de Tecnologia Electronica, S.A. de C.V.	Mexico
Power Systems R&D (Singapore) Pte. Ltd.	Singapore
Power Systems R&D Philippines, Inc.	Philippines
Power Systems Technologies (Beijing) Company Limited	China
Power Systems Technologies (Ganzhou) Co., Ltd.	China
Power Systems Technologies (Shenzhen) Company Limited	China
Power Systems Technologies Far East Limited	Hong Kong
Power Systems Technologies GmbH	Germany
Power Systems Technologies Ltd.	Mauritius
Private Joint Stock Company “Flextronics Service UA”	Ukraine
PT. Flextronics Technology Indonesia	Indonesia

Name of Subsidiary	Country/State of Incorporation/Organization
SHIANT RESOURCE SERVICE CO., LTD	China
Solectron France SAS	France
Solectron Phillipines Inc.	Philippines
Sønderborg Værktøjsfabrik A/S	Denmark
Swedform Enclosure Systems AB	Sweden
The DII Group (BVI) Co. Limited	British Virgin Islands
The DII Group Asia Limited	Hong Kong
ThermoMend B.V.	The Netherlands
ThermoMend International Ltd.	Mauritius
Vastbright PCB (Holding) Limited	Hong Kong
Vim Technologies Ltd	Mauritius
Wink Labs, Inc.	United States – Delaware
Z124	Cayman Islands

Advance Mold & Manufacturing, Inc. does business under the following names

Subsidiary	dba
Advance Mold & Manufacturing, Inc.	Vision Technical Molding, LLC
Advance Mold & Manufacturing, Inc.	Vision Technical Molding

Avail Medical Products, Inc. does business under the following names

Subsidiary	dba
Avail Medical Products, Inc.	Avail Medical Products, Inc. Southwest Division

Flextronics America, LLC does business under the following names

Subsidiary	dba
Flextronics America, LLC	ConFocus, A Flextronics Company

Flextronics Logistics USA, Inc. does business under the following names

Subsidiary	dba
Flextronics Logistics USA, Inc.	Multek Distribution, Inc.
Flextronics Logistics USA, Inc.	Multek, Inc.

Multek Flexible Circuits, Inc. does business under the following names

Subsidiary	dba
Multek Flexible Circuits, Inc.	Sheldahl

Pacific Device, Inc. does business under the following names

Subsidiary	dba
Pacific Device, Inc.	Avail Medical Products, Inc.

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EXHIBIT 21.01

SUBSIDIARIES OF REGISTRANT